Finance income - Summary of Finance Income (Detail) - GBP (£) £ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Analysis of income and expense [abstract]
Financial assets measured at amortised cost	£ 48	£ 31	£ 11
Financial assets measured at fair value through profit or loss	60	31	2
Net gains arising from the forward element of forward contracts in net investment hedge relationships	0	12	0
Other finance income	7	2	1
Finance income	£ 115	£ 76	£ 14